AMCAP FUND
Semi-Annual Report
for the six months ended August 31, 1997
[Small collage of photos: astronaut, microchip, genetic abstract] [The American Funds Group(R)]

AMCAP Fund(R) seeks long-term growth of capital by investing in growing, profitable companies.

AMCAP Fund is one of the 28 funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +206.56%, or +11.85% a year; 5 years: +107.10%, or +15.67% a year; 12 months: +24.50%. Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

The six months ended August 31 marked a change in stock market leadership from a relatively small group of the very largest growth companies to a broader mix of both large and smaller companies.

AMCAP Fund, which invests in a wide range of large, midsize and small companies, clearly benefited from the shifting market focus. During the first half of the fund's fiscal year, the value of your investment rose 16.1% if you reinvested the dividend of 5 cents a share and capital gain distribution of $1.03 a share paid in May.

Although the fund emphasizes long-term investing, it's worth noting that the six-month period was one of AMCAP's strongest in the past decade. AMCAP outpaced the unmanaged Standard & Poor's 500 Composite Index, which had a gain of 14.8% with dividends reinvested. The S&P 500 is a weighted index of 500 of the largest U.S. corporations and has outpaced the broader stock market in the past three years.

STRENGTH IN TECHNOLOGY AND CABLE TELEVISION STOCKS

A strong performance by many of the fund's technology holdings and a comeback for many cable television and entertainment stocks were key factors in AMCAP's results. These companies did well in a positive economic climate sometimes referred to as a "Goldilocks economy" (not too hot and not too cold) that featured relatively low inflation, increasing productivity and rising corporate earnings.

Eight of the fund's top 10 gainers were technology stocks. They included Bay Networks, America Online, Sequent Computer Systems and Oracle, whose price increases ranged from 45.7% to 86.2%. Many technology stocks have done well because these companies have proven they can help individuals and businesses to improve productivity and lower costs.

Cable television stocks, which had suffered declines in the fund's past fiscal year because of increased competition from direct satellite television as well as slowing growth, came back in the six-month period. Many cable companies improved service and added more channels as the market penetration of direct satellite television slowed dramatically. Gainers included Comcast, one of the country's fastest growing cable operators (up 31.2%) and Tele-Communications/TCI, the largest operator of cable TV systems in the United States (up 47.4%). Time Warner, a diversified entertainment and media concern with large cable holdings, rose 25.6%.

The first half continued to be difficult for health maintenance organizations
(HMOs). Increased competition, price cuts and higher-than-projected operating expenses hurt these companies. United HealthCare, one of the nation's largest managed health care companies, declined 2.5% and PacifiCare, a California-based HMO, fell 18.2%. As we noted in the annual report, if business fun- damentals are still in place, we tend to wait out temporary declines in stock prices. We remain confident that the managed care business has a good future.

CAPITAL GAINS AND THE NEW TAX LAW

This year's new tax law lowered the capital gain tax rate for the sale of securities held for more than 18 months from 28% to 20%. This change increases the importance of minimizing short-term gains, which will continue to be taxed as regular income (at rates as high as 39.6%), in favor of long-term gains. Since our investment philosophy has always emphasized long-term investing, we do not anticipate any significant change in how we manage the fund's portfolio. However, the widening discrepancy between taxes on ordinary income and taxes on capital gains suggests we now need to be especially confident that taking a short-term gain makes sense for the fund and its shareholders. Rest assured that we will monitor the impact of the new law closely.

Though we are pleased to report a strong six-month gain for AMCAP, it's important to set realistic expectations. Over the fund's 30 1/3-year lifetime, the fund has produced an average annual compound return of 13.2% a year. That is well ahead of the 11.8% return of the S&P 500 Index for the same period. However, for the past two calendar years, the S&P 500 has recorded an annual average compound gain of 30.1% - almost three times the market's historic trend. We therefore believe that caution is advised.

We look forward to reporting to you again in the spring.

Cordially,
/s/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/R. Michael Shanahan
R. Michael Shanahan
President

October 16, 1997

AMCAP Fund Investment Portfolio
                                                             Percent
August 31, 1997                                               of Net
(Unaudited)                                                   Assets
-------------------------------------------------------------------------------------------
Largest Industry Holdings
Data Processing & Reproduction                                 11.10%
Business & Public Services                                     10.95
Broadcasting & Publishing                                      10.83
Financial Services                                              8.27
Health & Personal Care                                          7.73
Other Industries                                               41.18
Cash & Equivalents                                              9.94
-------------------------------------------------------------------------------------------
Largest Individual Common Stock Holdings
Time Warner                                                     3.91%
Fannie Mae                                                      3.60
Philip Morris                                                   2.99
Medtronic                                                       2.73
Walt Disney                                                     2.72
Comcast                                                         2.62
SLM Holding                                                     2.24
Oracle                                                          2.13
Gillette                                                        2.06
Norwest                                                         1.90
-------------------------------------------------------------------------------------------
                                                              Number Market ValuePercent of
                                                                  of       (000) Net Assets
Common Stocks                                                 Shares
-------------------------------------------------------------------------------------------
Data Processing & Reproduction -  11.10%
Oracle Corp./1/                                            2,362,500     $90,070      2.13  %
Netscape Communications Corp./1/                           1,300,000      51,756      1.22
Solectron Corp./1/                                         1,223,600      51,238      1.21
Silicon Graphics, Inc./1/                                  1,850,000      50,759      1.20
Lexmark International Group, Inc., Class A/1/              1,400,000      49,000      1.16
Computer Associates International, Inc.                      450,000      30,094       .71
Intuit Inc. /1/                                            1,039,700      27,162       .64
Sybase, Inc. /1/                                           1,184,200      22,056       .52
International Business Machines Corp.                        200,000      20,175       .48
Ascend Communications, Inc. /1/                              475,000      20,158       .47
PeopleSoft, Inc.  /1/                                        300,000      16,875       .40
Sequent Computer Systems, Inc. /1/                           560,000      15,785       .37
Cisco Systems, Inc./1/                                       200,000      15,075       .36
3Com Corp. /1/                                               100,000       4,994       .12
Sun Microsystems, Inc. /1/                                    94,800       4,551       .11
Business & Public Services -  10.95%
CUC International Inc. /1/                                 2,370,000      55,695      1.31
Avery Dennison Corp.                                       1,100,000      45,169      1.07
Electronic Data Systems Corp.                              1,162,800      43,968      1.04
Concord EFS, Inc./1/                                       1,498,500      41,583       .98
PacifiCare Health Systems, Inc., Class B /1/                 485,000      33,162
PacifiCare Health Systems, Inc., Class A /1/                 100,000       6,625       .94
United HealthCare Corp.                                      790,000      38,414       .91
Ceridian Corp./1/                                          1,100,000      38,019       .90
Interpublic Group of Companies, Inc.                         600,000      29,250       .69
American Management Systems, Inc./1/                       1,150,000      28,750       .68
BDM International, Inc./1/                                   866,700      21,884       .52
First Data Corp.                                             500,000      20,531       .48
Manpower Inc.                                                470,200      20,072       .47
America Online, Inc./1/                                      262,500      16,931       .40
Waste Management, Inc.(formerly WMX Technologies, Inc.)      405,000      12,960       .31
IKON Office Solutions, Inc.                                  400,000      10,400       .25
Broadcasting & Publishing -  10.83%
Time Warner Inc.                                           3,216,000     165,624      3.91
Comcast Corp., Class A special stock                       4,475,000     104,883
Comcast Corp., Class A                                       260,000       6,045      2.62
Viacom Inc., Class B/1/                                    1,962,200      58,130      1.37
Tele-Communications, Inc., Series A,
 Liberty Media Group/1/                                    2,087,500      55,058      1.30
Tele-Communications, Inc., Series A,
 TCI Group /1/                                             2,079,900      36,398       .86
Harte-Hanks Communications, Inc.                           1,070,000      32,568       .77
Financial Services -  8.27%
Fannie Mae (formerly Federal National Mortgage Assn.)      3,460,000     152,240      3.60
SLM Holding Corp.(formerly Student Loan Marketing Assn.)     700,000      94,850      2.24
Capital One Financial Corp.                                1,245,000      47,932      1.13
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)    1,374,400      44,754      1.06
Associates First Capital Corp., Class A                      175,000      10,161       .24
Health & Personal Care -  7.73%
Medtronic, Inc.                                            1,280,000     115,680      2.73
Gillette Co.                                               1,052,500      87,160      2.06
Pfizer Inc                                                   800,000      44,300      1.05
Avon Products, Inc.                                          386,400      24,754       .59
Guidant Corp.                                                275,000      24,148       .57
Merck & Co., Inc.                                            200,000      18,363       .43
Thermedics Inc./1/                                           700,000      12,862       .30
Merchandising -  5.86%
Viking Office Products, Inc./1/                            2,800,000      59,150      1.40
AutoZone, Inc. /1/                                         2,000,000      56,500      1.33
Cardinal Health, Inc., Class A                               601,693      39,862       .94
Circuit City Stores, Inc.                                  1,000,000      35,625       .84
Wal-Mart Stores, Inc.                                        750,000      26,625       .63
Albertson's, Inc.                                            500,000      17,188       .41
Intimate Brands, Inc., Class A                               600,000      13,200       .31
Electronic Components -  5.49%
Texas Instruments Inc.                                       594,800      67,584      1.60
Intel Corp.                                                  500,000      46,062      1.09
Bay Networks, Inc./1/                                      1,300,000      45,988      1.09
ADC Telecommunications, Inc./1/                            1,020,000      37,868       .89
Analog Devices, Inc./1/                                      825,000      27,328       .64
Seagate Technology /1/                                       200,000       7,637       .18
Leisure & Tourism -  4.79%
Walt Disney Co.                                            1,500,000     115,219      2.72
Brinker International, Inc. /1/                            3,250,000      54,438      1.28
Marriott International, Inc.                                 500,000      33,281       .79
Banking -  4.56%
Norwest Corp.                                              1,400,000      80,412      1.90
Golden West Financial Corp.                                  700,000      57,619      1.36
Northern Trust Corp.                                         800,000      42,500      1.00
SunTrust Banks, Inc.                                         200,000      12,500       .30
Beverages & Tobacco -  4.41%
Philip Morris Companies Inc.                               2,905,000     126,731      2.99
PepsiCo, Inc.                                              1,200,000      43,200      1.02
Robert Mondavi Corp., Class A /1/                            366,700      16,685       .40
Telecommunications -  2.61%
AirTouch Communications /1/                                1,250,000      42,266      1.00
Telephone and Data Systems, Inc.                           1,000,000      39,500       .93
LCI International, Inc./1/                                 1,200,000      28,800       .68
Recreation & Other Consumer Products - 1.69%
Harley-Davidson, Inc.                                        600,000      32,475       .76
Electronic Arts /1/                                          700,000      21,569       .51
Broderbund Software, Inc./1/                                 600,000      17,700       .42
Chemicals -  1.23%
Airgas, Inc./1/                                            1,500,000      27,282       .64
Cambrex Corp.                                                300,000      14,606       .35
RPM, Inc.                                                    500,000      10,156       .24
Insurance -  1.13%
American International Group, Inc.                           506,250      47,777      1.13
Energy Equipment -  1.04%
Camco International, Inc.                                    640,000      44,080      1.04
Machinery & Engineering -  0.95%
Thermo Electron Corp./1/                                   1,000,000      40,250       .95
Transportation:  Rail -  0.81%
Wisconsin Central Transportation Corp./1/                  1,108,400      34,360       .81
Industrial Components -  0.79%
Lear Corp./1/                                                438,000      20,066       .47
Danaher Corp.                                                252,000      13,498       .32
Transportation: Airlines -  0.50%
Southwest Airlines Co.                                       750,250      21,007       .50
Aerospace & Military Technology -  0.45%
General Motors Corp., Class H                                300,000      19,069       .45
Construction & Housing -  0.11%
Jacobs Engineering Group Inc. /1/                            150,000       4,800       .11
Miscellaneous
Other common stocks in initial period of
 acquisition                                                             201,456      4.76
                                                                     ----------------------
TOTAL COMMON STOCKS (cost: $2,376,120,000)                             3,812,990     90.06
                                                                     ----------------------
                                                           Principal
                                                             Amount
SHORT-TERM SECURITIES                                        (000)
-------------------------------------------------------------------------------------------
Corporate Short-Term Notes -  6.77%
PepsiCo, Inc. 5.47% due 9/2-10/2/97                          $43,480     $43,402      1.02  %
Xerox Corp. 5.48% due 9/10-10/17/97                           43,500      43,240      1.02
E.I. du Pont de Nemours and Co. 5.44%-5.47% due 9/4-11/5/97   40,600      40,375       .95
United Parcel Service of America, Inc. 5.49% due 9/24/97      37,200      37,064       .88
AT&T Corp. 5.45%-5.47% due 9/26-11/4/97                       33,700      33,457       .79
Weyerhaeuser Co. 5.47% due 9/12/97                            25,000      24,954       .59
Lucent Technologies Inc. 5.48%-5.53% due 9/9-9/15/97          24,200      24,163       .57
Shell Oil Co. 5.45% due 9/29/97                               20,000      19,911       .47
General Electric Capital Corp. 5.48%-5.62% due 9/2-9/15/97    10,000       9,995       .24
Monsanto Co. 5.50% due 9/18/97                                10,000       9,973       .24
Federal Agency Discount Notes -  2.66%
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.40% due 11/7-11/10/97                                      42,700      42,246      1.00
Federal Home Loan Banks 5.40% due 10/31-11/19/97              41,700      41,254       .97
Freddie Mac(formerly Federal Home Loan Mortgage Corp.)
 5.40% due 9/30-11/14/97                                      29,300      29,079       .69
                                                                     ----------------------
TOTAL SHORT-TERM SECURITIES (cost:
 $399,136,000)                                                           399,113      9.43
                                                                     ----------------------
TOTAL INVESTMENT SECURITIES (cost:
 $2,775,256,000)                                                       4,212,103     99.49
Excess of cash and receivables over payables                              21,746       .51
                                                                     ----------------------
NET ASSETS                                                            $4,233,849     100.00 %
                                                                     ======================
/1/ Non-income-producing securities.

See Notes to Financial Statements

Common stocks appearing in the portfolio
since February 28, 1997
-----------------------------------------------------------
Airgas
America Online
Ascend Communications
Avon Products
Cambrex
Camco International
Computer Associates International
Concord EFS
Guidant
Harley-Davidson
Harte-Hanks Communications
IKON Office Solutions
LCI International
Lear
Lexmark International Group
Merck & Co.
Netscape Communications
PeopleSoft
Sun Microsystems
Thermedics
Common stocks eliminated from the portfolio
since February 28, 1997
-----------------------------------------------------------
ADVANTA
AMR
Applied Materials
AT&T
Banc One
A. H. Belo
Colgate-Palmolive
Federal Express
Harrah's Entertainment
Humana
Linear Technology
Lucent Technologies
MCI Communications
Staples
Value Health
Vivra
Walgreen

AMCAP FUND Financial Statements
-------------------------------------------   ---------------- ----------------
Statement of Assets and Liabilities
at August 31, 1997 (dollars in                      thousands)      (unaudited)
-------------------------------------------   ---------------- ----------------
Assets:
Investment securities at market
 (cost: $2,775,256)                                                  $4,212,103
Cash                                                                        169
Receivables for--
 Sales of investments                                  $59,018
 Sales of fund's shares                                  1,267
 Dividends                                               1,976           62,261
                                             -----------------------------------
                                                                      4,274,533
Liabilities:
Payables for--
 Purchases of investments                               34,705
 Repurchases of fund's shares                            2,099
 Management services                                     1,406
 Accrued expenses                                        2,474           40,684
                                             -----------------------------------
Net Assets at August 31, 1997--
 Equivalent to $15.77 per share on
 268,544,139 shares of $1 par value
capital stock outstanding (authorized
capital stock--300,000,000 shares)                                   $4,233,849
                                                               =================
Statement of Operations for the six
months ended August 31, 1997 (dollars in            thousands)      (unaudited)
                                             -----------------------------------
Investment Income:
Income:
 Dividends                                          $   12,342
 Interest                                               14,422         $ 26,764
                                             ------------------
Expenses:
 Management services fee                                 7,813
 Distribution expenses                                   4,267
 Transfer agent fee                                      1,044
 Reports to shareholders                                   137
 Registration statement and prospectus                      41
 Postage, stationery and supplies                          212
 Directors' fees                                            55
 Auditing and legal fees                                    39
 Custodian fee                                              55
 Taxes other than federal income tax                         1
 Other expenses                                             41           13,705
                                             -----------------------------------
Net investment income                                                    13,059
                                                               -----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                       282,616
Net increase in unrealized
 appreciation on investments:
 Beginning of period                                 1,136,951
 End of period                                       1,436,847
                                             ------------------
  Net unrealized
   appreciation on investments                                          299,896
                                                               -----------------
 Net realized gain and unrealized
  appreciation on investments                                           582,512
                                                               -----------------
Net Increase in Net Assets Resulting
 from Operations                                                       $595,571
                                                               =================
See Notes to Financial Statements

Statement of Changes in Net
 Assets
--------------------------------------------------------------------------------
                                              Six months ended       Year ended
                                              August 31, 1997* February 28, 1997
Operations:                                  -----------------------------------
Net investment income                               $   13,059       $   29,859
Net realized gain on investments                       282,616          476,706
Net unrealized appreciation (depreciation)
 on investments                                        299,896          (93,742)
                                             -----------------------------------
  Net increase in net assets
   resulting from operations                           595,571          412,823
                                             -----------------------------------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                   (12,799)         (30,602)
Distributions from net realized
 gain on investments                                  (263,676)        (334,007)
                                             -----------------------------------
  Total dividends and distributions                   (276,475)        (364,609)
                                             -----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 10,280,716 and 31,306,396
 shares, respectively                                  153,831          439,313
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 17,989,032 and 23,920,709 shares,
 respectively                                          259,220          342,841
Cost of shares repurchased:
 20,460,502 and 50,858,558
 shares, respectively                                 (305,116)        (716,380)
                                             -----------------------------------
  Net increase in net assets
   resulting from capital share transactions           107,935           65,774
                                             -----------------------------------
Total Increase in Net Assets                           427,031          113,988

Net Assets:
Beginning of period                                  3,806,818        3,692,830
                                             -----------------------------------
End of period (including undistributed
 net investment income of $5,289 and
 $5,029, respectively)                              $4,233,849       $3,806,818
                                             ===================================
* Unaudited
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS                                    (unaudited)

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,436,847,000, of which $1,542,903,000 related to appreciated securities and $106,056,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended August 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $2,775,256,000 at August 31, 1997.

3. The fee of $7,813,000 for management services was paid pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended August 31, 1997, distribution expenses under the Plan were $4,267,000. As of August 31, 1997, accrued and unpaid distribution expenses were $2,131,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,044,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $294,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1997, aggregate amounts deferred and earnings thereon were $323,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1997, accumulated undistributed net realized gain on investments was $283,343,000 and additional paid-in capital was $2,239,826,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $638,750,000 and $599,857,000, respectively, during the six months ended August 31, 1997.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $55,000 includes $13,000 that was paid by these credits rather than in cash.

AMCAP FUND
Per-Share Data and Ratios
-----------------------------------------------------------------------------------------------------
                                            Six months
                                                ended          Year endedFebruary 28 or 29
                                            August 31,-----------------------------------------------
                                             1997 /1/     1997      1996     1995     1994      1993
                                            ---------------------------------------------------------
Net Asset Value, Beginning
 of Period                                     $14.60   $14.40    $12.28   $12.98   $13.52    $13.23
                                            ---------------------------------------------------------

 Income from Investment
  Operations:
   Net investment income                          .05      .12       .16      .14      .12       .13
   Net realized and unrealized
    gain on investments                          2.20     1.51      3.32      .24     1.28       .63
                                            ---------------------------------------------------------
    Total income from investment
     operations                                  2.25     1.63      3.48      .38     1.40       .76
                                            ---------------------------------------------------------
 Less Distributions:
  Dividends from net investment
   income                                        (.05)    (.12)     (.17)    (.13)    (.12)     (.15)
  Distributions from net realized
   gains                                        (1.03)   (1.31)    (1.19)    (.95)   (1.82)     (.32)
                                            ---------------------------------------------------------
   Total distributions                          (1.08)   (1.43)    (1.36)   (1.08)   (1.94)     (.47)
                                            ---------------------------------------------------------
Net Asset Value, End of Period                 $15.77   $14.60    $14.40   $12.28   $12.98    $13.52
                                            =========================================================
Total Return /2/                            16.11% /1/   11.74%    29.29%    3.41%   11.31%     5.94%

Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                                    $4,234   $3,807    $3,693   $2,970   $3,063    $3,016
 Ratio of expenses to average
  net assets                                 .35% /1/      .69%      .71%     .71%     .72%      .73%
 Ratio of net income to
  average net assets                         .33% /1/      .81%     1.16%    1.16%     .89%     1.02%
 Average commissions paid
  per share /4/                                 4.69c     5.05c    5.95c     5.95c    6.54c     7.28c
 Portfolio turnover rate                    17.41% /3/   24.14%    35.16%   17.92%   22.18%    14.72%


 /1/ Unaudited
 /2/ Calculated without
 deducting a sales charge. The
 maximum sales charge is 5.75% of
 the fund's offering price.
 /3/ Based on operations for the
 period shown and, accordingly,
 not representative of a full
 year's operations.
/4/ Brokerage commissions paid on
portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis(without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

BOARD OF DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant;
former Executive Vice President
and Director, KaiserSteel Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

HERBERT HOOVER III
San Marino, California
Private investor

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting
Group, Inc.; former Executive Vice
President of the Salzburg Seminar;
former Director of Development
and of the Capital Campaign,
Hampshire College

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and Chief
Executive Officer, Cairnwood, Inc.
(venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group
Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate School
of Applied Life Sciences

R. MICHAEL SHANAHAN
Los Angeles, California
President of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and
Management Company

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

CHARLES WOLF, JR., PH.D.
Santa Monica, California
Dean, The RAND Graduate
School; Senior Economic Adviser,
The RAND Corporation

CHAIRMAN EMERITUS

JAMES D. FULLERTON
Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.

OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and
Director, Capital Research and
Management Company

TIMOTHY D. ARMOUR
Los Angeles, California
Vice President of the fund
Chairman of the Board and
Chief Executive Officer,
Capital Research Company

CLAUDIA P. HUNTINGTON
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research and
Management Company

JAMES B. LOVELACE
Los Angeles, California
Vice President of the fund
Vice President, Capital Research
and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital
Research and Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
Senior Vice President - Fund
Business Management Group,
Capital Research and
Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  SM/FS/3525
Lit. No. AMCAP-013-1097
Printed on recycled paper
[The American Funds Group(R)]